Rule 497(e)

File Nos. 333-70963

and 811-09201

Key Business VUL - Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

offered by Great-West Life & Annuity Insurance Company

in connection with its COLI VUL-2 Series Account

Supplement dated March 6, 2007 to the

May 1, 2006 Prospectus

Please note the following changes to your Prospectus.

The Board of Trustees of Dreyfus Investment Portfolios approved a Plan of Liquidation and Dissolution with respect to the Dreyfus IP Emerging Leaders Portfolio (the “Plan”). The Plan requires approval by the Fund’s shareholders and has been submitted to the shareholders for their consideration at a meeting to be held on or about April 16, 2007. If the Plan is approved, the Liquidation of the Dreyfus IP Emerging Leaders Portfolio will occur on or about April 30, 2007.

Accordingly, as of February 23, 2007, the Emerging Leaders Portfolio will no longer be available as an investment option and no Premium payments or Transfers are permitted into the Fund. If you would like to Transfer your Account Value in the Dreyfus IP Emerging Leaders Portfolio to the Sub-Account of another Portfolio prior to the closing of the transaction, you will need to do so before April 30, 2007.

The following paragraph is added to the section “The Investment Options and Funds” on page 9 of the Prospectus:

“Effective, February 23, 2007, the Division investing in Dreyfus IP Emerging Leaders Portfolio is closed to all Owners.”

The following sentence is added to the description of “Dreyfus IP Emerging Leaders Portfolio” on page 11 of the Prospectus:

“Effective February 23, 2007, this Fund was closed to all Owners and no Premium payments or Transfers are permitted into this Fund.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2006.

Please keep this Supplement for future reference.